LONG-TERM INVESTMENTS	12 Months Ended
Dec. 31, 2011
LONG-TERM INVESTMENTS
LONG-TERM INVESTMENTS

11.               LONG-TERM INVESTMENTS

Long-term investments consists of $8.3 million in equity investments accounted for under the cost method, and $1.3 million in investments classified as available-for-sale.

The cost method equity investments are as follows:

	At December 31,
	2010		2011
	Carrying	Ownership	Carrying	Ownership
	Value	Percentage	Value	Percentage
		(%)		(%)
Xi’an Longi(1)	$7.3	4.4	$7.3	4.4
Nitol(2)	40.0	11.5	—	—
Huadian Dongtai Suntech	0.2	10.0	1.0	10.0
Total	$47.5		$8.3

(1)

In May 2008, the Company acquired a 5% equity interest in Xi’an Longi Silicon Material Limited (“Xi’an Longi”) for total cash consideration of $7.3 million. This equity interest was slightly diluted to 4.7% and 4.4% as of December 31, 2009 and 2010, respectively. The Company determined that there was no impairment to this investment for the years ended December 31, 2009, 2010 or 2011.

(2)

In 2008, the Company acquired a 14.0% equity interest in Nitol Solar Limited (“Nitol”) for total cash consideration of $100 million. The Company recorded an impairment of the investment of $60.0 million during the year ended December 31, 2008. The ownership was diluted to 11.5% as of December 31, 2009 and 2010 after a debt restructuring in May 2009.

In September 2011, the Company received notice from lenders to Nitol that such lenders were foreclosing on a security interest securing loans made by such lenders. The security interest consisted of substantially all of the assets of Nitol, including all of Nitol’s manufacturing subsidiary. Thus, the Company’s investment in Nitol was subsequently limited to Nitol’s holding company, while held minimal net assets. The Company considered the recovery of this investment to be remote, and recognized an impairment charge of $50.3 million, comprised of a write-off of $10.3 million in prepayments and $40.0 million in investment.

In March 2008, the Company acquired an 11.7% equity interest in Hoku Scientific Inc. (“Hoku”), a NASDAQ listed company, for total cash consideration of $20.0 million. The Company does not have any voting interest in the investee, and accounted for this investment as available-for-sale. The Company recorded an other-than-temporary impairment of $13.8 million during the year ending December 31, 2008. In December 2009, Tianwei New Energy Holdings Co. Ltd. acquired approximately 33 million shares of Hoku, diluting the Company’s equity interest to approximately 4.19%.  The Company recorded a further other-than-temporary impairment of $5.0 million during the year ended December 31, 2011. Factors which were considered in determining that the investment was other-than-temporarily impaired included the inability of the Company to continue to assert that it would hold the investment until recovery given the significant market changes in polysilicon supply and demand, the decline in the stock price of Hoku Scientific, the lengthy time period for which Hoku’s stock price was been below the Company’s investment cost, and the lack of strong evidence to refute the severity and duration of the decline.